UNITED WHOLESALE MORTGAGE February 2026

This presentation contains certain forward-looking statements and information, which reflect management’s current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements are generally identified using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this press release and our earnings call include statements regarding: (1) the benefits of our business model; (2) our ability to adapt and scale our business when interest rates move; (3) our strategic collaboration with BILT; (4) the acquisition of TWO and the anticipated benefits from the acquisition; (5) our position amongst our competitors and ability to capture market share and maintain our industry leading position; (6) the timing of in-house servicing; (7) our beliefs regarding opportunities in the broker channel; (8) growth of the wholesale and broker channels, the impact of our strategies on such growth and the benefits to our business of such growth; (9) our growth and strategies to remain the leading mortgage lender, and the timing and drivers of that growth; (10) our beliefs related to the amount and timing of our dividend; (11) our expectations for future market environments, including interest rates, and the timing of such market changes; (12) our beliefs regarding our servicing operations; (13) our ability to increase recapture rate, while lowering the cost per recaptured loan; (14) our expectations related to total revenue in the first quarter of 2026; (15) our performance in shifting market conditions and the comparison of such performance against our competitors; (16) our ability to produce results in future years at or above prior levels or expectations, and our strategies for producing such results; (17) our position and ability to capitalize on market opportunities and the impacts to our results and (18) our investments in technology, including artificial intelligence, and its impact to our operations, ability to scale and financial results. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including: (i) UWM’s ability to successfully implement strategic decisions and product launches; (ii) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies, more specifically caused by the Presidential Administration that affect interest rates and inflation; (iii) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (iv) UWM’s ability to sell loans in the secondary market; (v) UWM’s dependence on the government-sponsored entities such as Fannie Mae and Freddie Mac; (vi) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (vii) our ability to consummate the merger with Two Harbors and achieve the anticipated benefits; (viii) our ability to comply with all rules and regulations in connection with the launch of our internal servicing and the new risks that may be presented as a result of the transition; (ix) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (x) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (xi) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (xii) UWM’s ability to continue to attract and retain its broker relationships; (xiii) UWM’s ability to implement technological innovation, such as AI in our operations; (xiv) the occurrence of a data breach or other failure of UWM’s cybersecurity or information security systems; (xv) reliance on third-party software and services; the occurrence of data breaches or other cybersecurity failures at our third-party sub-servicers or other third-party vendors; (xvi) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xvii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, non-funding debt, and non-funding debt to equity ratio. We define Adjusted EBITDA as earnings before interest expense on non-funding debt, provision for income taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the change in fair value of MSRs due to valuation inputs or assumptions, gains or losses on other interest rate derivatives, the impact of non-cash deferred compensation expense, the change in fair value of the Public and Private Warrants, the non-cash income/expense impact of the change in the Tax Receivable Agreement liability, the change in fair value of retained investment securities, and acquisition-related expenses as we believe these adjustments are not indicative of our performance or results of operations. Adjusted EBITDA includes interest expense on funding facilities, which are recorded as a component of interest expense, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA. We define “Non-funding debt” as the total of senior notes, lines of credit, borrowings against investment securities, equipment note payable, and finance leases and the “Non-funding debt to equity ratio” as total non-funding debt divided by the total equity. Management believes that these non-GAAP metrics provide useful information to investors. This measure is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP and may not be comparable to a similarly titled measure reported by other companies. A reconciliation of net income, the most directly comparable U.S. GAAP financial measure, to Adjusted EBITDA, is set forth in the appendix to this presentation and in UWM Holdings Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025. DISCL AIMER 2

IMPORTANCE OF COMPANY CULTURE Capitalizing on lessons learned from being on an NCAA National Championship basketball team, Mat Ishbia runs UWM like a successful sports team with captains, daily huddles, and a team-oriented culture. 3 3

Overall mortgage lender in the U.S. since 2022 #1 Wholesale mortgage lender in the U.S. since 2015 #1 #1 42.5% 4Q25 Purchase Production $18.9B Net Promoter Score FY 2025 +87.5 4Q25 Adjusted EBITDA Servicing UPB as of Dec. 31, 2025 $240.8B 4Q25 Loan Production Purchase mortgage lender in the U.S. since 2022 Wholesale market share2 4 LARGEST MORTGAGE ORIGINATOR WITH DOMINANT MARKET POSIT ION Overall lender market share1 8.5% $232.8M$49.6B Source: Internal Company Data; Inside Mortgage Finance (IMF) 1. Based on 4Q25 Inside Mortgage Finance data as of 01/29/2026 2. Based on 3Q25 Inside Mortgage Finance data as of 12/04/2026

PEOPLE Our people are our greatest asset Our Mission Statement We are dream makers united to make dreams come true for homeowners, mortgage brokers, our community, our team members, and their families. UWM’s VALUE SYSTEM SERVICE Service is everyone’s responsibility RELATIONSHIP DRIVEN We are relationship driven, not transaction driven THUMB POINTERS We are thumb pointers not finger pointers CONTINUOUS IMPROVEMENT Continuous improvement is essential for long term success FUN & FRIENDSHIP Our path is paved with fun and friendship Our Pillars 5

VOLUME Largest overall mortgage lender with unparalleled leadership position in the wholesale channel for 11 years and counting SCALE COST STRUCTURE SPEED With approximately 9,000 team members UWM believes it is positioned to double the origination volume without requiring additional team member capital Operating exclusively through the wholesale channel limits fixed expenses & creates a cost-saving structure that allows for profitability in various rate cycles App-to-CTC1 UWM – 15 days2 Industry – 39 days3 TRAINING On average, each team member has received more than 111 hours of training YTD 6 Source: Internal Company Data; Intercontinental Exchange (ICE) 1. Application to Clear to Close. 2. Business days for 4Q25. 3. Calendar days; Source: Management’s estimates of industry average for 3Q25 based on ICE.

RESIDENTIAL MORTGAGE FINANCE COMPETIT IVE L ANDSCAPE UWM’s wholesale market share exceeds the remaining combined top 24 wholesale mortgage lenders Top Mortgage Lenders1 – 3Q25 Top Wholesale Lenders2 – 3Q25 Company 3Q25 ($B) 3Q25 Market Share Company PennyMac Financial Rocket Mortgage Newrez Chase AmeriHome Mortgage CrossCountry Freedom Mortgage Rate, Inc Mr. Cooper 8.4% 7.6% 5.7% 3.3% 3.3% 3.1% 2.7% 2.6% 2.4% 2.0% 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. Company 3Q25 ($B) 3Q25 Market Share* Company Rocket Mortgage PennyMac Financial Loan Store Newrez King Lending OCMBC, Inc. Freedom Mortgage Paramount Residential Plaza Home Mortgage $41.2 $8.9 $5.5 $3.2 $2.8 $2.3 $1.7 $1.2 $1.2 $1.1 42.5% 9.6% 5.3% 3.1% 2.6% 2.5% 1.9% 1.3% 1.3% 1.2% 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. $41.2 $36.0 $29.7 $16.4 $16.8 $15.2 $13.3 $8.4 $11.9 $9.7 7 Source: Inside Mortgage Finance (IMF) 1. Top Mortgage Lenders based on IMF Top Mortgage Originators as of 01/02/2026 2. Top Wholesale Lenders based on IMF Top Wholesale-Broker Producers as of12/04/2025 3Q25 data represents the most recent fully reported industry rankings. UWM 4Q25 total origination volume was $49.6 billion.

BRINGING SERVICING IN HOUSE

Strengthening Our Platform Through Distribution Expansion and Servicing Integration

BILT

- Access to national renter network (~5M homes)
- Signed 1-in-4 apartment buildings in the U.S.
- Converts renters to homeowners
- Enhances borrower acquisition and future MSR growth

UWM United Wholesale Mortgage / two

- $392Bn pro forma servicing UPB
- $1Bn+ recurring servicing revenue potential (~30bps Wtd. Avg. Fee Rate)
- $150mm annual potential synergies
- EPS and TBVPS accretive
- De-levering transaction accretive to key credit metrics

In-House Servicing

- Greater control of borrower experience
- Enhanced data and analytics capabilities
- Improves recapture efficiency
- Supports more stable earnings through the cycle

Source: Bilt press release, "Bilt Raises $250 Million at $10.75 Billion Valuation to Accelerate Housing and Neighborhood Commerce Platform" July 10, 2025
Pro forma figures are illustrative and based on UWM and TWO public filings and management estimates as of September 30, 2025. See UWM-TWO Transaction Presentation dated December 17, 2025, for additional details

UWM HOLDINGS CORPORATION
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CLOSED LOOP STRATEGY 9 A True Organ ic Low -Cos t H igh Y ie ld Mode l Integrating Origination, In-House Servicing and Strategic Partnerships to Drive Sustainable Growth Market Leading Origination Engine + BILT Leads World Class Efficiency & Service In-House Servicing, Engagement, and Retention (TWO + BILT)

ANNOUNCED ACQUISITION OF TWO HARBORS IS HIGHLY COMPELLING

Financially Attractive	✓ Accretive to earnings and book value ✓ Opportunity for meaningful expense and revenue synergies ✓ De-levering transaction will be accretive to key credit metrics
Increases Recurring Revenue	$1Bn+ in pro forma recurring servicing revenues creates even more resilient financial profile in various markets
Extends UWM's Leading Industry Positioning	Creates top 8 servicer in addition to UWM's current position as #1 overall, #1 wholesale and #1 purchase lender
Adds Best-in-Class Servicing Platform and Additional Capital Markets Expertise	✓ Accelerates UWM's transition of servicing in-house ✓ TWO has among the lowest cost to service in the industry ✓ Opportunities to leverage TWO's financing, hedging and secondary markets strategies
Expands UWM Ecosystem	✓ TWO's $176Bn UPB owned servicing portfolio, featuring a low weighted average loan rate of ~3.58% and 720K customers expands UWM's connectivity to borrowers ✓ Provides additional opportunities for UWM's broker partners
Increases Float	Increases UWMC's float to ~$2.5bn – approximately double UWMC's standalone float [1]
Attractive Size	✓ Prudently sized deal limits complexity and execution risk while adding meaningful scale ✓ Size of combined servicing portfolio will be within UWM's optimal range of 1-2x annual originations capacity, which allows for opportunistic hedging and selling

Source:
1. Based on 288.258mm UWMC Class A shares outstanding, and market pricing as of 2/10/2026
Pro forma figures are illustrative and based on UWM and TWO public filings and management estimates as of September 30, 2025. See UWM-TWO Transaction Presentation dated December 17, 2025, for additional details

UWM® HOLDINGS CORPORATION

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Announcement of acquisition HSR Waiting Period Expiration Anticipated Closing Proxy Statement Mailed TWO Shareholder Meeting TWO TRANSAC TION ON TRACK FOR MID 2Q 11 Source: UWMC Announces Strategic Acquisition of TWO 1. Closing subject to customary regulatory approvals and TWO shareholder approval

$29.3 $49.8 $42.9 $87.3 $90.8 $93.9 $96.1 $93.2 $103.7 $12.2 $58.0 $139.6 $139.2 $36.5 $14.4 $43.4 $70.3 $107.1 7.1% 8.5% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 2018 2019 2020 2021 2022 2023 2024 2025 2026E UWM Purchase Volume ($B) UWM Refinance Volume ($B) UWM Purchase Origination Market Share UWM Overall Market Share BALANCED MODEL THAT PERFORMS IN VARIOUS ENVIRONMENTS UWM’s strong purchase market share provides consistent volume as refinance activity expands and contracts UWM has been the #1 wholesale lender for 11 consecutive years (since 2015) and the #1 overall mortgage lender for four years (since 2022) Strategic investments and decisions enabled UWM to become 100% wholesale with the ability to scale Post-2014, UWM started to invest significantly more in culture and technology Founded in 1986 as a family business—Mat Ishbia joined in 2003 and became CEO in 2013 12 Purchase production approaching $100 B and UWM remain the #1 overall and wholesale mortgage lender 3 21 Source: Internal Company Data; Inside Mortgage Finance (IMF); Fannie Mae Housing Forecast. 1. Purchase Market Share based on IMF Top Purchase Lender as of 02/12/2026. 2. Overall Market Share based on IMF Top Mortgage Originators as of 01/29/2026. 3. 2026E origination volumes reflect Fannie Mae (February 2026) industry forecast. Market share assumed consistent with 2025 levels; estimates for illustrative purposes only.

$12.2 $58.0 $139.6 $139.2 $36.5 $14.4 $43.4 $70.3 $107.1 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 2022 2023 2024 2025 2026E UWM Refinance Volume ($B) UWM Refinance Market Share UWM MSR Market Share REFINANCE SHARE OUTPACES SERV ICING FOOTPR INT Source: Internal Company Data; Inside Mortgage Finance (IMF); Fannie Mae Housing Forecast 1. Refinance market share based on IMF as of Top Refinance Lenders 02/12/2026 2. Servicing market share based on IMF Top Firms in Owned Mortgage Servicing as of 02/05/2026 3. 2026E refinance volumes reflect Fannie Mae (February 2026) industry forecast; UWM refinance market share assumed consistent with 2025 levels; estimates for illustrative purposes only. 13 UWM continues to generate refinance volume independent of MSR ownership, highlighting platform strength and broker driven recapture 21 3

UWM WELL POSITIONED FOR ANY MARKET INVESTED FOR FUTURE GROWTH PURCHASE FOCUSED STICKY PARTNER BASE BROKER CHANNEL Grew market share as rates rose Efficient process keeps broker partners sticky to UWM Embedded in local communities and growing Durability of purchase originations in varying rate environments 14

UWM HELPING GROW THE BROKER CHANNEL 15 LO PARTNER POINTS SUCCESS TRACK BROKER SERVICES Program for clients to earn points by participating in ongoing training and taking advantage of products & services designed to get the borrower to the closing table faster and ultimately grow the client’s business Points are redeemable for benefits such as fast passes, marketing coaching, and closing gifts for borrowers Training at our HQ designed to accelerate a client’s business, whether they are experienced, transitioning from retail, or new to the industry Courses developed for broker-owners, loan officers, and processors +28,000 clients visited UWM for Success Track in 2025 - Recruiting Coach - Marketing Coach - Culture & Training Coach - Licensing & Compliance Support - Technology Support - UWM Partner Academy - Broker X (UWM licensing & training academy for LO)

25.7% 18.9% 15.3% 15.8% 14.5% 14.4% 15.0% 14.6% 16.3% 17.1% 19.8% 18.2% 20.6% 19.7% 23.6% 27.8% 28.1% 15.7% 12.4% 10.2% 11.3% 10.3% 9.8% 10.0% 10.0% 10.9% 11.6% 14.0% 14.1% 15.8% 14.8% 16.9% 19.5% 19.7% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 YTD Sh ar e of F irs t- Li en S in gl e- Fa m ily M or tg ag e O rig in at io ns Broker Share of Direct Lending Volume Broker Share of Total Volume (incl. Correspondent Lending) WHOLESALE CHANNEL MARKE T SHARE As a display of their inherent advantages, brokers are the growing channel 16 Source: Inside Mortgage Finance (IMF) 1.Based on Inside Mortgage Finance Originations by Production Channel as of 12/04/2026 1 1

REFINANCES PROVIDE F INANCIAL OPPORTUNITY With home equity at an all-time high, borrowers are uniquely positioned to consolidate rising outstanding non-housing debt balances 17 $- $1 $2 $3 $4 $5 $6 $- $5 $10 $15 $20 $25 $30 $35 $40 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E Home Equity ($T) (left axis) U.S Non - Housing Debt ($T) (right axis) 1 Source: Federal Reserve Bank of St. Louis (FRED – OEHRENWBSHNO); Federal Reserve Bank of New York (Household Debt and Credit Report); Fannie Mae Housing Forecast; Fannie Mae Economic Forecast 1.2026E home equity estimate reflects application of Fannie Mae 2026 HPI forecast (February 2026) to latest available FRED data; 2026E non-housing debt estimated using Fannie Mae PCE growth forecast (February 2026) to latest available federal Reserve Bank of New York data; estimates for illustrative purposes only.

- 50,000 100,000 150,000 200,000 250,000 300,000 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 2019 2020 2021 2022 2023 2024 2025 2026E U.S Existing Home Sale (left axis) UWM Purchase Units (right axis) 18 U.S . EX IST ING HOME SALES REMAIN NEAR TROUGH Market Poised for Purchase Growth: Strategic Initiatives expected to drive 2025-2026 Rebound 1 Source: Internal Company Data; Fannie Mae Housing Forecast 1. 2026E U.S. existing home sales reflect Fannie Mae forecast (February 2026); 2026E purchase units assume growth in line with industry forecast; estimates for illustrative purposes only.

Brand 360 Gives brokers the ability to customize marketing materials for borrowers, real estate agents & builders Blink+ All-in-one LOS, POS and CRM with a free online borrower mortgage application UWM Portal Industry-first self-service portal that clears brokers’ path for easier & faster loan approvals BOLT A self-service portal that leverages AI and allows brokers to examine and classify documents associated with their loans Mia A generative AI voice agent designed to scale broker operations by handling inbound inquiries and proactive outbound outreach Appraisal Direct Efficient appraisals from appraisers across the country with easy ordering, tracking & no AMC fee PA+ Additional level of loan processing support for brokers and processors from setup through closing — saves time and helps to scale their business INNOVATING TECHNOLOGY TO CREATE EFF ICIENCIES & DIFFERENTIATE TRAC+ TRAC+ changes the way brokers handle title review and closing on refinances — creating borrower savings and a more efficient process 19 ChatUWM AI-powered smart search providing instant responses on a range of topics including guidelines, matrices, summaries of UWM’s tools and technology and more

COMMITMENT TO AI ADVANCEMENT 20 ChatUWM ChatUWM, designed for independent mortgage brokers and powered by AI, offers real-time insights that guide brokers through documentation and loan processing Loan Estimator Optimizer (LEO) LEO is the ultimate Loan Officer tool that provides brokers the opportunity to receive a detailed analysis of competitors’ loan estimates and identify pricing gaps to save borrowers’ money Most Intelligent Agent (Mia) In 2025, Mia made over 968,000 calls, starting business conversations with borrowers on behalf of brokers. These were what we call rate-watch calls, and over 25,000 of those have already closed Loan Lab Brokers can experiment with various adjustments to restructure loans more efficiently, giving them the opportunity to see how they affect loan eligibility before submitting changes to the live loan Income Calculator This time-saving tool was designed to give brokers more certainty about where their borrowers’ income stands by allowing them to run income scenarios before submitting the loan

Market Position UWM is the market leader with the largest share of the wholesale and overall market, is positioned to become the largest refinance lender1 Customer Base Unique, pure-play B2B model at scale minimizes customer acquisition cost and capitalizes on lifetime customer value2 Competitive Moat Technology investment, a unique partnership model, and unparalleled service levels result in a sticky customer base and pricing power3 Business Mix UWM’s focus on purchase loans demonstrates our resolve to perform favorably with less operational volatility regardless of interest rates4 Sustainable Sustainable financial profile balancing returns and scale, with a demonstrated history of growth in key metrics5 KEY INVESTMENT HIGHLIGHTS 21

COMPANY STRATEGY BROKERS ARE BETTER UWM is 100% committed to brokers we believe are motivated to find the best solution for their borrowers HIGH QUALITY LOANS UWM’s focus is high credit quality and low-risk loans ELITE SERVICE With an NPS score of +87.5, UWM is dedicated to world- class service. Beginning Q1 2026, our in-house servicing and BILT partnership will enhance this commitment LOWER COST At UWM’s scale, and by focusing on only one channel, UWM can originate and deliver loans at a lower cost than its competitors COMPETITIVE PRICING TO CONSUMERS By having a lower cost to originate, UWM can offer competitive pricing to the consumer which differentiates brokers even more 22

Adjusted EBITDA

($ in thousands)	2022	2023	2024	2025
Net income (loss)	$ 931,858	$ (69,782)	$ 329,375	$ 244,023
Interest expense on non-funding debt	132,647	172,498	148,619	214,513
Provision (benefit) for income taxes	2,811	(6,511)	6,582	6,873
Depreciation and amortization	45,235	46,146	45,474	50,044
Stock-based compensation expense	7,545	13,832	24,580	50,363
Change in fair value of MSRs due to valuation inputs or assumptions[1]	(868,803)	330,031	(295,197)	435,267
Loss (gain) on other interest rate derivatives	-	-	215,436	(298,126)
Deferred compensation, net[2]	7,370	(7,938)	(9,349)	(6,195)
Change in fair value of Public and Private Warrants[3]	(7,683)	6,060	(5,091)	(2,743)
Change in Tax Receivable Agreement liability[4]	3,200	(1,575)	70	3,144
Change in fair value of investment securities[5]	28,222	(4,491)	(526)	(4,793)
Acquisition-related expenses[6]	-	-	-	4,966
Adjusted EBITDA	$ 282,402	$ 478,270	$ 459,973	$ 697,336

Non-funding Debt and Non-funding Debt to Equity

($ in thousands)	12/31/2022	12/31/2023	12/31/2024	12/31/2025
Senior notes	$1,984,336	$1,988,297	$2,785,326	$2,981,975
Secured lines of credit	750,000	750,000	500,000	1,200,000
Borrowings against investment securities	101,345	93,814	90,646	87,497
Equipment note payable	992	-	-	-
Finance lease liability	43,505	30,678	25,094	23,468
Total non-funding debt	$2,880,178	$2,862,759	$3,401,066	$4,292,940
Total equity	$3,171,693	$2,474,671	$2,053,848	$1,593,629
Non-funding debt to equity	0.91	1.16	1.66	2.69

UWM® HOLDINGS CORPORATION

1. Reflects the change ((increase)/decrease) in fair value of MSRs due to changes in valuation inputs or assumptions. For additional information, see Note 5 - Mortgage Servicing Rights to the consolidated financial statements in UWMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2025
2. Reflects management incentive bonuses under our long-term incentive plan that are accrued when earned, net of cash payments.
3. Reflects the change (increase/(decrease)) in the fair value of the Public and Private Warrants.
4. Reflects the non-cash (income) expense impact of the change in Tax Receivable Agreement liability. For additional information, refer to Note 1 - Organization, Basis of Presentation, and Summary of Significant Accounting Policies to the consolidated financial statements in UWMC's Annual Report on Form 10-K for the fiscal year ended December 31, 2025
5. Reflects the change (decrease/(increase)) in the fair value of the retained investment securities.
6. Reflects acquisition expenses related to the pending merger with Two Harbors Investment Corp., ("Two Harbors").

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